Prospectus Supplement	February 12, 2008

PUTNAM VOYAGER FUND Prospectus dated November 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Global Asset Allocation Team now manage the fund’s investments. The members of this team primarily responsible for the day-to-day management of the fund’s portfolio, are now Jeffrey Knight (Portfolio Leader) and Robert Schoen (Portfolio Leader).

Mr. Knight joined the portfolio team for the fund in January, 2008. Since 2002, he has been employed by Putnam Management, currently as Chief Investment Officer, Global Asset Allocation Team and previously, as Director, Global Asset Allocation. He owned no fund shares as of December 31, 2007. Mr. Knight owned shares in all Putnam funds valued at over $1,000,000, as of December 31, 2007.

Mr. Schoen joined the portfolio team for the fund in January, 2008. Since 2002, he has been employed by Putnam Management, currently as a Portfolio Manager and previously, as a Quantitative Analyst. He owned no fund shares as of December 31, 2007. Mr. Schoen owned shares in all Putnam funds valued at between $500,001- $1,000,000, as of December 31, 2007.

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